UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

KUN DE INTERNATIONAL HOLDINGS INC. formerly known as SECURE LUGGAGE SOLUTIONS INC.
(Name of small business issuer in its charter)

Delaware	68-0677444
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2375 East Camelback Road, Fifth Floor

Phoenix, Arizona 85016

(Address of principal executive offices)

(602) 387-4035

(Issuer’s telephone number)

Title of each class to be so registered	Name of each exchange on which registered:
Common Stock, $0.001

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: ☒

Securities Act registration statement file number to which this form relates: 333-162518

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Incorporation by reference to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 16, 2009, as amended.

Item 2. Exhibits.

None

2

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized on December 29, 2014.

KUN DE INTERNATIONAL HOLDINGS INC.

By:	/s/ Shuquan Chen
Shuquan Chen
Chief Executive Officer and Director